                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 April 4, 2000
               Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)



         Oklahoma                    1-2572                      73-1520922
(State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)           File Number)              Identification No.)


                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Items 1 - 4.  Not Applicable.
------------  ---------------

Item 5.       Other Events.
-------       -------------

     On March 31, 2000, ONEOK, Inc. ("ONEOK") announced the closing of the sale of its 42.3 percent interest in the Indian Basin Gas Processing Plant and gathering system for $55 million to El Paso Field Services Company, a business unit of El Paso Energy Corporation. ONEOK acquired its interest in the plant, located in Eddy County, New Mexico, when it acquired the natural gas properties of Western Resources.

     On March 31, 2000, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.a and incorporated herein by reference.

Items  6-7.   Not Applicable.
-----------   --------------

Items 8-9.    Not Applicable.
----------    ---------------

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 4th day of April 2000.


                                        ONEOK, Inc.

                                        By:  Jim Kneale
                                           ------------------------------------
                                             Jim Kneale
                                             Vice President, Chief Financial
                                             Officer, and Treasurer